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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported) May 5, 2003

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



               DELAWARE                                1-11234                              76-0380342
     (State or other jurisdiction                    (Commission                         (I.R.S. Employer
           of incorporation)                         File Number)                      Identification No.)



                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 5, 2003, Kinder Morgan Energy Partners, L.P. issued a press release, a copy of which is included herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

         The following material is furnished pursuant to Item 5 as an exhibit to this Current Report on Form 8-K.

    Exhibit
    Number           Description
    -------          -----------

     99.1            Press release of Kinder Morgan Energy Partners, L.P. issued
                     May 5, 2003


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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               KINDER MORGAN ENERGY PARTNERS, L.P.

                                   By: KINDER MORGAN G.P., INC.,
                                       its general partner

                                       By: KINDER MORGAN MANAGEMENT, LLC
                                           its delegate

Dated: May 5, 2003                         By: /s/ Joseph Listengart
                                              ----------------------------------
                                              Joseph Listengart
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX


    Exhibit
    Number           Description
    -------          -----------

     99.1            Press release of Kinder Morgan Energy Partners, L.P. issued
                     May 5, 2003



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